UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4888

Dreyfus Short-Intermediate Government Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Short-Intermediate

Government Fund

ANNUAL REPORT November 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Information About the Renewal of
the Fund’s Management Agreement
34	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2010, through November 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The financial markets proved volatile during the reporting period as investors struggled with persistently sluggish U.S. and global economic growth.An escalating sovereign debt crisis in Europe sparked a “flight to quality” in which investors flocked to traditional safe haven assets, such as U.S. government securities.These developments, along with moderate near-term inflation risks, drove longer-term U.S. government securities sharply higher. Shorter-term U.S. government bonds, however, also advanced, but to a much lesser degree.

The global economic outlook currently remains clouded by uncertainty regarding the ability of European policymakers to contain the region’s debt crisis. Meanwhile, conditions in other parts of the world seem to be improving as inflationary pressures have receded in the emerging markets and consumer confidence has strengthened in the United States. To assess the potential impact of current market dynamics and their potential impact on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2010, through November 30, 2011, as provided by Theodore W. Bair, Jr., Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2011, Dreyfus Short-Intermediate Government Fund achieved a total return of 0.51%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 1.31%.2

U.S. government securities generally rallied when economic uncertainty surrounding a subpar U.S. economic recovery and a sovereign debt crisis in Europe intensified, causing a flight to traditional safe havens among investors. The fund produced a lower return than its benchmark, primarily due to an allocation to U.S. government agency securities at a time when U.S.Treasury securities fared better.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”).These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.The fund generally maintains an effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Government Securities Rallied Amid Economic Uncertainty

Although a U.S. economic recovery seemed to gain momentum early in the reporting period, headwinds intensified in February 2011, when energy prices surged amid unrest in the Middle East, and in March, when natural and nuclear disasters in Japan disrupted the global industrial supply chain.

Investor sentiment deteriorated further in late April, when Greece appeared headed for default on its sovereign debt and fiscal pressures intensified for other members of the European Union.

In the United States, the debate regarding U.S. government spending and borrowing intensified, culminating in early August with legislation to raise the national debt ceiling. While the bill passed by Congress prevented a default on U.S. government debt, a major credit-rating agency downgraded its assessment of long-term U.S. debt securities, marking the first time in its history that the United States has not received the highest possible rating. Meanwhile, the U.S. unemployment rate remained stubbornly high, fueling speculation that the U.S. economy might be headed for recession.The resulting flight to quality generally drove U.S. government bond prices higher and yields lower. Long-term U.S. government bonds benefited more from the rally than their shorter-term counterparts.

Economic data and investor confidence seemed to improve in October and November, when it became more apparent that the subpar U.S. economic expansion remained intact and the European Union seemed to make some progress in addressing the region’s problems.As a result, U.S. government securities gave back some of their previous gains over the final weeks of the reporting period.

Agency Securities Dampened Relative Results

Although the fund participated to a significant degree in the market rally over much of the reporting period, its relative results were undermined by its holdings of mortgage-backed securities and debentures issued by U.S. government agencies.These bonds offered higher yields than were available at the time from U.S.Treasuries, but they benefited less from rising investor demand during the flight to quality.

The dampening effects of our sector allocation strategy were partially offset by the success of our interest rate strategies. As yield differences narrowed along the market’s maturity spectrum, we adopted a “barbell” yield-curve positioning that focused on three-year maturities on one end and maturities of one year or less on the other end. In addition, we shifted the fund’s duration posture from neutral to slightly longer than market averages in September, a move that helped to earn incrementally higher levels of income and price appreciation as effective maturities shortened over time.

Positioned for a Slow-Growth Environment

We believe that the U.S. economic recovery is likely to continue at a more sluggish pace than historical norms.While we recently have been encouraged by some positive developments, including a relatively steep drop in the U.S. unemployment rate in November, we expect the Federal Reserve Board to maintain an aggressively accommodative monetary policy, including historically low short-term interest rates, for some time to come in an attempt to forestall a return to recession.

Consequently, the fund ended the reporting period with a mild emphasis on U.S. government agency securities and a modestly longer-than-average duration position.We believe that this positioning strikes the right balance between income and safety in a still-uncertain economic environment.

December 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Short-Intermediate Government Fund and the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index

Average Annual Total Returns as of 11/30/11
	1Year	5 Years	10 Years
Fund	0.51%	3.26%	2.84%
BofA Merrill Lynch Governments,
U.S. Treasury, Short-Term
(1-3 Years) Index	1.31%	3.68%	3.25%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on
11/30/01 to a $10,000 investment made in the BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3
Years) Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account fees and expenses.The Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from June 1, 2011 to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2011

Expenses paid per $1,000†	$4.17
Ending value (after expenses)	$1,001.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2011

Expenses paid per $1,000†	$4.20
Ending value (after expenses)	$1,020.91

† Expenses are equal to the fund’s annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

November 30, 2011

	Coupon	Maturity	Principal
Bonds and Notes—99.0%	Rate (%)	Date	Amount ($)		Value ($)
Banks—.8%
US Central Federal Credit Union,
Gov’t Gtd. Notes	1.90	10/19/12	1,300,000		1,320,843
U.S. Government Agencies—35.8%
Federal Home Loan Bank,
Bonds	1.88	6/21/13	8,500,000	[a]	8,702,861
Federal Home Loan Mortgage Corp.,
Notes	1.20	7/25/14	2,000,000	[b]	2,002,310
Federal Home Loan Mortgage Corp.,
Notes	0.70	11/4/13	2,000,000	[b]	2,000,806
Federal Home Loan Mortgage Corp.,
Notes, Ser.1	0.60	8/22/13	2,000,000	[b]	2,001,136
Federal Home Loan Mortgage Corp.,
Notes	0.60	10/25/13	2,000,000	[b]	2,000,056
Federal Home Loan Mortgage Corp.,
Notes	0.80	4/19/13	2,000,000	[b]	2,010,944
Federal Home Loan Mortgage Corp.,
Notes	1.13	6/30/14	2,000,000	[b]	2,000,996
Federal Home Loan Mortgage Corp.,
Notes	1.38	1/9/13	10,000,000	[b]	10,125,650
Federal National Mortgage
Association, Notes	0.60	9/27/13	2,000,000	[b]	2,000,032
Federal National Mortgage
Association, Notes	0.63	10/25/13	2,000,000	[b]	2,000,446
Federal National Mortgage
Association, Notes	0.63	11/25/13	2,000,000	[b]	2,000,156
Federal National Mortgage
Association, Notes	0.65	11/29/13	2,000,000	[b]	1,997,834
Federal National Mortgage
Association, Notes	0.75	2/26/13	5,890,000	[b]	5,926,059
Federal National Mortgage
Association, Notes	0.85	9/12/14	2,000,000	[b]	1,996,798
Federal National Mortgage
Association, Notes	1.00	9/23/13	4,000,000	[b]	4,044,132
Federal National Mortgage
Association, Notes, Ser. 1	1.00	9/2/14	2,000,000	[b]	2,001,676
Federal National Mortgage
Association, Notes, Ser. 1	1.00	11/7/14	2,000,000	[b]	2,004,328
Federal National Mortgage
Association, Notes	1.05	10/22/13	2,000,000	[b]	2,022,428

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	1.13	9/17/13	1,385,000 [b]	1,401,818
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	1,027,948	1,121,402
				59,361,868
U.S. Government Agencies/
Mortgage-Backed—7.2%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/14			425,201 [b]	436,732
REMIC, Ser. 3574, Cl. AC,
1.85%, 8/15/14			657,026 [b]	661,942
Structured Pass-Through Secs.,
Ser. T-7, Cl.A6, 7.03%, 8/25/28			13,402 [b,c]	13,353
Federal National Mortgage Association:
4.50%, 11/1/14			356,845 [b]	368,762
5.50%, 9/1/14—4/1/16			302,034 [b]	322,141
REMIC, Ser. 2002-83,
Cl. DH, 5.00%, 9/25/17			552,800 [b]	565,189
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31			1,158,011 [b,c]	1,281,578
Government National Mortgage Association I:
Ser. 2010-159, Cl. A, 2.16%, 1/16/33			1,887,034	1,917,334
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			45,784	45,809
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			258,799	261,017
Ser. 2009-27, Cl. A, 3.28%, 7/16/37			707,337	735,076
Ser. 2006-42, Cl. A, 3.30%, 10/16/29			296,323	297,319
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			561,953	575,009
Ser. 2006-39, Cl. A, 3.77%, 6/16/25			23,419	23,409
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			334,122	341,940
Ser. 2009-37, Cl. AB, 4.02%, 3/16/37			822,868	866,471
Ser. 2006-30, Cl. A, 4.18%, 4/16/28			548,681	561,603
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			1,142,363	1,178,507
Ser. 2009-4, Cl. AB, 4.80%, 11/16/37			1,160,465	1,244,024
Ser. 2006-32, Cl. A, 5.08%, 1/16/30			165,665	168,662
				11,865,877
U.S. Treasury Notes—55.2%
0.50%, 8/15/14			21,000,000	21,082,026
0.63%, 7/15/14			19,000,000 [a]	19,139,536
2.00%, 11/30/13			10,500,000	10,861,757
2.25%, 5/31/14			17,500,000	18,333,980

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Treasury Notes (continued)
3.50%, 5/31/13	10,200,000	10,700,840
4.25%, 11/15/13	10,500,000	11,315,388
		91,433,527
Total Bonds and Notes
(cost $163,148,572)		163,982,115

Short-Term Investments—.0%
U.S. Treasury Bills;
0.02%, 1/19/12
(cost $49,999)	50,000 [d]	49,999

Other Investment—3.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,218,540)	5,218,540 [e]	5,218,540
Total Investments (cost $168,417,111)	102.1%	169,250,654
Liabilities, Less Cash and Receivables	(2.1%)	(3,538,023)
Net Assets	100.0%	165,712,631

a Security, or portion thereof, on loan.At November 30, 2011, the value of the fund’s securities on loan was
$27,740,010 and the value of the collateral held by the fund was $28,415,695, consisting of U.S. Government and Agency securities.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
d Partially held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	98.2	Corporate Bonds	.8
Short-Term/
Money Market Investment	3.1		102.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

November 30, 2011

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 11/30/2011	($)
Financial Futures Long
U.S. Treasury 2 Year Notes	15	3,307,500	March 2012	235

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $27,740,010)—Note 1(b):
Unaffiliated issuers	163,198,571	164,032,114
Affiliated issuers	5,218,540	5,218,540
Receivable for investment securities sold		29,147,809
Dividends, interest and securities lending income receivable		360,105
Receivable for shares of Beneficial Interest subscribed		59,618
Prepaid expenses		14,930
		198,833,116
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		98,467
Cash overdraft due to Custodian		215
Payable for investment securities purchased		32,902,113
Payable for shares of Beneficial Interest redeemed		24,746
Accrued expenses		94,944
		33,120,485
Net Assets ($)		165,712,631
Composition of Net Assets ($):
Paid-in capital		180,757,194
Accumulated undistributed investment income—net		1,185,241
Accumulated net realized gain (loss) on investments		(17,063,582)
Accumulated net unrealized appreciation (depreciation)
on investments (including $235 net unrealized
appreciation on financial futures)		833,778
Net Assets ($)		165,712,631
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		15,441,860
Net Asset Value, offering and redemption price per share ($)		10.73

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2011

Investment Income ($):
Income:
Interest	2,127,899
Income from securities lending—Note 1(b)	9,534
Cash dividends;
Affiliated issuers	2,390
Total Income	2,139,823
Expenses:
Management fee—Note 3(a)	871,236
Shareholder servicing costs—Note 3(b)	367,591
Professional fees	89,518
Registration fees	22,708
Prospectus and shareholders’ reports	14,642
Custodian fees—Note 3(b)	14,307
Trustees’ fees and expenses—Note 3(c)	4,848
Loan commitment fees—Note 2	3,735
Miscellaneous	27,935
Total Expenses	1,416,520
Less—reduction in fees due to earnings credits—Note 3(b)	(333)
Net Expenses	1,416,187
Investment Income—Net	723,636
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,266,720
Net realized gain (loss) on financial futures	42,398
Net Realized Gain (Loss)	1,309,118
Net unrealized appreciation (depreciation) on investments	(1,105,996)
Net unrealized appreciation (depreciation) on financial futures	(4,687)
Net Unrealized Appreciation (Depreciation)	(1,110,683)
Net Realized and Unrealized Gain (Loss) on Investments	198,435
Net Increase in Net Assets Resulting from Operations	922,071

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2011	2010
Operations ($):
Investment income—net	723,636	1,989,859
Net realized gain (loss) on investments	1,309,118	1,396,876
Net unrealized appreciation
(depreciation) on investments	(1,110,683)	(1,136,667)
Net Increase (Decrease) in Net Assets
Resulting from Operations	922,071	2,250,068
Dividends to Shareholders from ($):
Investment income—net	(1,306,023)	(3,181,833)
Net realized gain on investments	(702,167)	—
Total Dividends	(2,008,190)	(3,181,833)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	24,574,344	45,548,316
Dividends reinvested	1,844,577	2,875,778
Cost of shares redeemed	(55,420,877)	(75,254,360)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(29,001,956)	(26,830,266)
Total Increase (Decrease) in Net Assets	(30,088,075)	(27,762,031)
Net Assets ($):
Beginning of Period	195,800,706	223,562,737
End of Period	165,712,631	195,800,706
Undistributed investment income—net	1,185,241	1,691,566
Capital Share Transactions (Shares):
Shares sold	2,286,143	4,220,050
Shares issued for dividends reinvested	171,493	266,722
Shares redeemed	(5,151,568)	(6,980,630)
Net Increase (Decrease) in Shares Outstanding	(2,693,932)	(2,493,858)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.80	10.84	10.72	10.50	10.40
Investment Operations:
Investment income—net[a]	.04	.10	.24	.34	.44
Net realized and unrealized
gain (loss) on investments	.02	.02	.17	.24	.09
Total from Investment Operations	.06	.12	.41	.58	.53
Distributions:
Dividends from investment income—net	(.08)	(.16)	(.29)	(.36)	(.43)
Dividends from net realized
gain on investments	(.05)	—	—	—	—
Total Distributions	(.13)	(.16)	(.29)	(.36)	(.43)
Net asset value, end of period	10.73	10.80	10.84	10.72	10.50
Total Return (%)	.51	1.16	4.01	5.49	5.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.78	.73	.78	.77
Ratio of net expenses
to average net assets	.81	.78	.73	.77	.76
Ratio of net investment income
to average net assets	.42	.96	2.22	3.25	4.19
Portfolio Turnover Rate	147.33	100.24	138.34	108.58	182.51
Net Assets, end of period ($ x 1,000)	165,713	195,801	223,563	211,955	182,382

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills) and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	1,320,843	—	1,320,843
Mutual Funds	5,218,540	—	—	5,218,540
U.S. Government
Agencies/
Mortgage-Backed	—	71,227,745	—	71,227,745
U.S. Treasury	—	91,483,526	—	91,483,526
Other Financial
Instruments:
Futures††	235	—	—	235

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2011,The Bank of NewYork Mellon earned $5,134 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended November 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	11/30/2010	($)	Purchases ($)	Sales ($)	11/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,292,000		75,209,055	74,282,515	5,218,540		3.1
Dreyfus
Institutional
Cash
Advantage
Fund	6,204,369		27,077,589	33,281,958	—		—
Total	10,496,369		102,286,644	107,564,473	5,218,540		3.1

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended November 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,185,241, accumulated capital losses $16,707,773 and unrealized appreciation $497,812. In addition, the fund had $19,843 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2011. If not applied, $10,456,595 of the carryover expires in fiscal 2012, $2,852,882 expires in fiscal 2013, $2,906,276 expires in fiscal 2014 and $492,020 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2011 and November 30, 2010 were as follows: ordinary income $2,008,190 and $3,181,833, respectively.

During the period ended November 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and dividend reclassification, the fund increased accumulated undistributed investment income-net by $76,062 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

such excess expense. During the period ended November 30, 2011, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2011, the fund was charged $165,680 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2011, the fund was charged $85,200 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2011, the fund was charged $9,004 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $333.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2011, the fund was charged $14,307 pursuant to the custody agreement.

During the period ended November 30, 2011, the fund was charged $6,356 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $66,974, custodian fees $5,750, chief compliance officer fees $4,743 and transfer agency per account fees $21,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended November 30, 2011, amounted to $255,370,078 and $285,948,295, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at November 30, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2011:

Value ($)
Interest rate futures contracts	3,291,869

At November 30, 2011, the cost of investments for federal income tax purposes was $168,752,842; accordingly, accumulated net unrealized appreciation on investments was $497,812, consisting of $901,578 gross unrealized appreciation and $403,766 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and financial futures, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2012

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended November 30, 2011 as qualifying interest related dividends. For state individual income tax purposes, the fund hereby designates 44.42% of the ordinary income dividends paid during its fiscal year ended November 30, 2011 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including NewYork, California and the District of Columbia. Also, the fund hereby designates $.0450 per share as a short-term capital gain distribution paid on July 29, 2011.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s net asset size and the allocation of fund assets amoung distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of May 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for all periods.The Board also noted that the fund’s yield performance for the past ten one-year periods ended May 31 (2002 - 2011) was variously above, at and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited)

The Fund 37

For More Information

Ticker Symbol: DSIGX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,564 in 2010 and $35,820 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,382 in 2010 and $2,460 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $69 in 2010 and $55 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $33,851,490 in 2010 and $17,593,159 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 17, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	January 17, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)